UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2014

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-35134	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

On December 1, 2014, Level 3 Communications, Inc. (“Level 3”) entered into an indenture (the “Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee, in connection with Level 3’s issuance of $600,000,000 in aggregate principal amount of its 5.75% Senior Notes due 2022 (the “5.75% Senior Notes”). The net proceeds from the offering of the 5.75% Senior Notes will be used, together with cash on hand, to redeem all of Level 3’s approximately $605.2 million outstanding aggregate principal amount of 11.875% Senior Notes due 2019.

The 5.75% Senior Notes are senior unsecured obligations of Level 3, ranking equal in right of payment with all other senior unsecured obligations of Level 3. The 5.75% Senior Notes will mature on December 1, 2022. Interest on the 5.75% Senior Notes will be payable on March 1 and September 1 of each year, beginning on March 1, 2015.

The 5.75% Senior Notes will be subject to redemption at the option of Level 3, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days’ prior notice, (i) prior to December 1, 2017 at 100% of the principal amount of 5.75% Senior Notes so redeemed plus (A) the applicable make-whole premium set forth in the Indenture, as of the redemption date and (B) accrued and unpaid interest thereon (if any) up to, but not including, the redemption date, and (ii) on and after December 1, 2017, at the redemption prices set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest thereon (if any) up to, but not including the redemption date. The redemption price for the 5.75% Senior Notes if redeemed during the twelve months beginning (i) December 1, 2017 is 102.8750%, (ii) December 1, 2018 is 101.4375% and (iii) December 1, 2019 and thereafter is 100.0000%.

At any time or from time to time on or prior to December 1, 2017, Level 3 may redeem up to 40% of the original aggregate principal amount of the 5.75% Senior Notes at a redemption price equal to 105.75% of the principal amount of the 5.75% Senior Notes so redeemed, plus accrued and unpaid interest thereon (if any) up to, but not including the redemption date, with the net cash proceeds contributed to the capital of Level 3 from one or more private placements of Level 3 to persons other than affiliates of Level 3 or underwritten public offerings of common stock of Level 3 resulting, in each case, in gross proceeds of at least $100 million in the aggregate. However, at least 60% of the original aggregate principal amount of the 5.75% Senior Notes must remain outstanding immediately after giving effect to such redemption. Any such redemption shall be made within 90 days following such private placement or public offering upon not less than 30 nor more than 60 days’ prior notice.

The offering of the 5.75% Senior Notes was not registered under the Securities Act of 1933, as amended, and the 5.75% Senior Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The 5.75% Senior Notes were sold to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended, and non-U.S. persons outside the United States under Regulation S under the Securities Act of 1933, as amended.

The foregoing description of the Indenture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indenture, a copy of which is attached as Exhibit 4.1 hereto and is incorporated by reference herein.

On December 1, 2014, Level 3 and the initial purchasers of the 5.75% Senior Notes entered into a registration rights agreement (the “Registration Agreement”) regarding the 5.75% Senior Notes pursuant to which Level 3 agreed, among other things, to file an exchange offer registration statement with the Securities and Exchange Commission.

The foregoing description of the Registration Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Agreement, a copy of which is attached as Exhibit 4.2 hereto and is incorporated by reference herein.

Item 8.01.  Other Events

On December 1, 2014, Level 3 distributed a notice of redemption to the holders of Level 3’s 11.875% Senior Notes due 2019.  The redemption of all of Level 3’s outstanding 11.875% Senior Notes is scheduled to occur on December 31, 2014.

On December 1, 2014, Level 3 issued a press release relating to the closing of its private offering of $600 million aggregate principal amount of the 5.75% Senior Notes and the distribution by Level 3 of a notice of redemption to holders of its 11.875% Senior Notes due 2019.

That press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if set forth in full.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

4.1

Indenture, dated as of December 1, 2014, between Level 3 Communications, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 5.75% Senior Notes due 2022 of Level 3 Communications, Inc.

4.2

Registration Agreement, dated as of December 1, 2014, among Level 3 Communications, Inc. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Barclays Capital Inc., Goldman, Sachs & Co., Jefferies LLC and J. P. Morgan Securities LLC, relating to Level 3 Communications, Inc.’s 5.75% Senior Notes due 2022.

99.1

Press Release, dated December 1, 2014, relating to the closing of Level 3 Communications, Inc.’s private offering of 5.75% Senior Notes due 2022 and distribution of notice of redemption by Level 3 Communications, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

By:	/s/ Neil J. Eckstein
Neil J. Eckstein
Senior Vice President

Date:  December 2, 2014

Exhibit Index

Exhibit	Description

4.1

Indenture, dated as of December 1, 2014, between Level 3 Communications, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 5.75% Senior Notes due 2022 of Level 3 Communications, Inc.

4.2

Registration Agreement, dated as of December 1, 2014, among Level 3 Communications, Inc. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Barclays Capital Inc., Goldman, Sachs & Co., Jefferies LLC and J. P. Morgan Securities LLC, relating to Level 3 Communications, Inc.’s 5.75% Senior Notes due 2022.

99.1

Press Release, dated December 1, 2014, relating to the closing of Level 3 Communications, Inc.’s private offering of 5.75% Senior Notes due 2022 and distribution of notice of redemption by Level 3 Communications, Inc.